Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 3 (this “Amendment”) is entered into as of January 17, 2008 by and among BIO-RAD LABORATORIES, INC., a Delaware corporation (the “Borrower”), certain of the financial institutions party to the below-defined Credit Agreement (collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A., as one of the Lenders and in its capacity as contractual representative (the “Agent”) on behalf of itself and the other Lenders.

RECITALS:

WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of June 21, 2005 (as amended prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower wishes to amend the Credit Agreement in certain respects and the Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement.

2.

Amendments to Credit Agreement. Upon the Effective Date, in accordance with the provisions of Section 3 below, the Credit Agreement is hereby amended as follows:

(a)

Section 1.01 of the Credit Agreement is hereby amended to add the following new defined terms thereto in the appropriate alphabetical order:

“Permitted Senior Unsecured Note Indebtedness” means Indebtedness of the Borrower in principal amount not to exceed (when aggregated with the Permitted Subordinated Indebtedness described in clause (iv) of the definition of “Permitted Subordinated Indebtedness”) $300,000,000 in the form of senior unsecured notes, the maturity of which is at least six months later than the Facility Termination Date and all of the terms and conditions of which are reasonably acceptable to the Agent.

“Senior Unsecured Note Indebtedness” means the Permitted Senior Unsecured Note Indebtedness and any Permitted Refinancing in respect thereof.

“Specified Issuance” means the issuance of new Subordinated Indebtedness or new Senior Unsecured Note Indebtedness in an aggregate principal amount in excess of $200,000,000 on or after January 17, 2008.

(b)

Section 1.01 of the Credit Agreement is hereby amended to restate clause (v) of the definition of “Change in Control” in its entirety as follows:

(v)

any “Change in Control” or “Change of Control” as defined in any agreement governing Subordinated Indebtedness or Senior Unsecured Note Indebtedness occurs and as a result thereof the Borrower is required to prepay or repurchase, or make an offer to prepay or repurchase, such Subordinated Indebtedness or Senior Unsecured Note Indebtedness, as applicable.

(c)

Section 1.01 of the Credit Agreement is hereby amended to restate clause (iii) of the definition of “Consolidated Funded Indebtedness” in its entirety as follows:

(iii) any amount of Subordinated Indebtedness or Senior Unsecured Note Indebtedness with respect to which the Borrower has exercised its right to elect to apply, and has so applied, legal defeasance and discharge, all in accordance with the terms of the indenture or other agreement governing such Subordinated Indebtedness or Senior Unsecured Note Indebtedness, as applicable.

(d)

Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Leverage Ratio” in its entirety as follows:

“Leverage Ratio” means, as of any date of calculation, the ratio of (i) (x) Consolidated Funded Indebtedness outstanding on such date minus, only if the Borrower makes a Specified Issuance, (y) the lesser of (A) the sum of all unencumbered cash and Cash Equivalent Investments of the Borrower held on deposit in the United States of America with (1) Lenders or Affiliates of Lenders at a Lending Installation and (2) financial institutions which are not Lenders or Affiliates of Lenders in account(s) which are subject to control agreements reasonably satisfactory to the Administrative Agent and (B) $100,000,000, to (ii) Consolidated EBITDA for the Borrower’s then most-recently ended four fiscal quarters.

(e)

Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Permitted Refinancing” in its entirety as follows:

“Permitted Refinancing” means Indebtedness of the Borrower the proceeds of which are used to refinance Subordinated Indebtedness or Senior Unsecured Note Indebtedness, as applicable, provided that (i) the principal amount of such Indebtedness does not exceed that of the Subordinated Indebtedness or Senior Unsecured Note Indebtedness, as applicable, being refinanced immediately before the respective refinancing is consummated (plus the amount of any premium, fees, expenses and/or accrued interest actually paid on the Subordinated Indebtedness or Senior Unsecured Note Indebtedness, as applicable, so refinanced), (ii) all net proceeds of such Indebtedness are substantially concurrently (or, if pursuant to a redemption notice or similar instrument, within 45 days) applied to permanently repay the Subordinated Indebtedness or Senior Unsecured Note Indebtedness, as applicable, being refinanced, (iii) such Indebtedness (if such Indebtedness is refinancing any Subordinated Indebtedness) is subordinated in right of payment to the Obligations at least to the same extent as the Subordinated Indebtedness being refinanced, (iv) such Indebtedness is scheduled to mature (as determined under Agreement Accounting Principles) no earlier than the earlier of (A) the maturity date of the Subordinated Indebtedness or Senior Unsecured Note Indebtedness, as applicable, being refinanced and (B) the Facility Termination Date, (v) such Indebtedness has an Average Life at the time such Indebtedness is incurred that is equal to or greater than the lesser of (A) the Average Life of the Subordinated Indebtedness or Senior Unsecured Note Indebtedness, as applicable, being refinanced and (B) the period from the date such Indebtedness is incurred to the Facility Termination Date, and (vi) the terms of such Indebtedness (including, without limitation, terms relating to security, covenants, events of default and remedies, but excluding interest rates and other economic terms so long as they are based on then current market conditions) are not less favorable to the Borrower or to the Lenders than those applicable to the Subordinated Indebtedness or Senior Unsecured Note Indebtedness, as applicable, being refinanced.

(f)

Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Permitted Subordinated Indebtedness” in its entirety as follows:

“Permitted Subordinated Indebtedness” means (i) the Borrower’s 7.50% Senior Subordinated Notes due 2013 in the principal amount of $225,000,000 outstanding on the Closing Date, (ii) the Borrower’s 6.125% Senior Subordinated Notes due 2014 in the principal amount of $200,000,000 outstanding on the Closing Date, (iii) up to $25,000,000 of additional Indebtedness of the Borrower, the payment of which is subordinated to payment of the Secured Obligations, the maturity of which is at least six months later than the Facility Termination Date and all of the terms and conditions of which are reasonably acceptable to the Agent and (iv) additional Indebtedness of the Borrower in principal amount not to exceed (when aggregated with the Permitted Senior Unsecured Note Indebtedness) $300,000,000 in the form of senior subordinated notes, the payment of which is subordinated to payment of the Secured Obligations, the maturity of which is at least six months later than the Facility Termination Date and all of the terms and conditions of which are reasonably acceptable to the Agent.  Subordination terms and other terms and conditions substantially similar to those contained in the Indenture dated as of December 21, 2004 between the Borrower and Wells Fargo Bank, National Association, as Trustee, shall be deemed to be reasonably acceptable.

(g)

Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Subordinated Indebtedness” in its entirety as follows:

“Subordinated Indebtedness” means the Permitted Subordinated Indebtedness and any Permitted Refinancing in respect thereof.

(h)

Section 6.11 of the Credit Agreement is hereby amended to restate clause (iv) thereof in its entirety as follows:

(iv)

The Subordinated Indebtedness and any Permitted Refinancing thereof and the Senior Unsecured Note Indebtedness and any Permitted Refinancing thereof.

(i)

Section 6.17(a) of the Credit Agreement is hereby amended to restate clause (i) thereof in its entirety as follows:

(i) the agreements evidencing or governing Subordinated Indebtedness or any Permitted Refinancing thereof and the agreements evidencing or governing Senior Unsecured Note Indebtedness or any Permitted Refinancing thereof,

(j)

Section 6.17(b) of the Credit Agreement is hereby amended to restate clause (1) thereof in its entirety as follows:

(1)

restrictions imposed by the agreements and instruments governing or evidencing the Subordinated Indebtedness or any Permitted Refinancing thereof and restrictions imposed by the agreements and instruments governing or evidencing the Senior Unsecured Note Indebtedness or any Permitted Refinancing thereof,

(k)

Section 6.24 of the Credit Agreement is hereby amended to restate clause (ii) thereof in its entirety as follows:

(ii) guaranties of Indebtedness permitted by Section 6.11, provided that only Guarantors shall be permitted to guarantee Subordinated Indebtedness and/or Senior Unsecured Note Indebtedness,

(l)

Section 6.26.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

6.26.2.  Leverage Ratio.  The Borrower will not permit the Leverage Ratio  for each fiscal quarter ending (x) prior to the date of a Specified Issuance, to be greater than 3.25 to 1.00 and (y) subsequent to the date of a Specified Issuance, to be greater than 3.50 to 1.00.

(m)

The Pricing Schedule is hereby amended and restated in its entirety as set forth on Annex A hereto.

3.

Conditions of Effectiveness.  This Amendment shall become effective as of the date on which the Agent shall have received (i) duly executed originals of this Amendment from the Borrower and the Required Lenders, (ii) such other documents and instruments as are reasonably requested by the Agent in connection with this Amendment, (iii) for the account of each Lender which delivers its executed signature page hereto by such time as is requested by the Agent, an amendment fee equal to 0.05% of such Lender’s Commitment, (iv) payment of the Agent’s fees and expenses (including, to the extent invoiced, fees and expenses of counsel for the Agent) in connection with the Amendment and (v) a letter executed by the Borrower stating the requested date (which shall be a Business Day) of effectiveness of this Amendment (the date on which all of the foregoing conditions are satisfied, the “Effective Date”).  Delivery of an executed counterpart of a signature page of this Amendment by e-mail or facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

4.

Representations and Warranties of the Borrower.  The Borrower represents and warrants to the Lenders that, as of the Effective Date and giving effect to this Amendment:

(a)

there exists no Default or Unmatured Default; and

(b)

the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of the Effective Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct on and as of such earlier date.

5.

Reference to and Effect on the Credit Agreement.

(a)

Upon the effectiveness of this Amendment pursuant to Section 3 hereof, on and after the Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import and each reference to the Credit Agreement in each other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

(b)

Except as specifically waived or amended herein, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)

The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of (i) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, or (ii) any Default or Unmatured Default under the Credit Agreement.

6.

CHOICE OF LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7.

Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

8.

Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrower, the Administrative Agent and the Lenders have executed this Amendment as of the date first above written.

BIO-RAD LABORATORIES, INC.,

as the Borrower

By:  /s/ Ronald W. Hutton______________________
Name:

Ronald W. Hutton

Title:

Treasurer

JPMORGAN CHASE BANK, N.A.,

Individually as a Lender, as Principal Issuing Lender and as Administrative Agent

By:  /s/ Sanjna Daphtary________________________
Name:

Sanjna Daphtary

Title:

Underwriter

WELLS FARGO BANK, N.A.,

Individually as a Lender and as a Syndication Agent

By:  /s/ Michael Jones__________________________
Name:

Michael Jones

Title:

Assistant Vice President

UNION BANK OF CALIFORNIA, N.A.,

Individually as a Lender and as a Syndication Agent

By:  /s/ Peter Sitov____________________________
Name:

Peter Sitov

Title:

Senior Vice President

ABN AMRO BANK N.V.,

Individually as a Lender and as a Documentation Agent

By:  /s/ Alexander M. Blodi_____________________

Name:

Alexander M. Blodi

Title:

Managing Director

By:  /s/ Michele Costello_______________________

Name:

Michele Costello

Title:

Director

BNP PARIBAS,

Individually as a Lender and as a Documentation Agent

By:  /s/ Katherine Wolfe________________________
Name:

Katherine Wolfe

Title:

Managing Director

By:  /s/ Sandy Bertram_________________________

Name:

Sandy Bertram

Title:

Vice President

COMERICA BANK,

Individually as a Lender

By:  /s/ Steve Clear____________________________
Name:

Steve Clear

Title:

AVP

U.S. BANK NATIONAL ASSOCIATION,

Individually as a Lender

By:  /s/ Conan Schleicher_______________________
Name:

Conan Schleicher

Title:

Vice President

THE NORTHERN TRUST COMPANY,

Individually as a Lender

By:  /s/ John E. Burda__________________________
Name:

John E. Burda

Title:

Vice President

ANNEX A

PRICING SCHEDULE

Applicable Margin	Level I Status	Level II Status	Level III Status	Level IV Status	Level V Status	Level VI Status
Eurocurrency Rate	0.750%	0.875%	1.000%	1.125%	1.250%	1.500%
Floating Rate	0.000%	0.000%	0.000%	0.000%	0.250%	0.500%

Applicable Fee Rate	Level I Status	Level II Status	Level III Status	Level IV Status	Level V Status	Level VI Status
Commitment Fee	0.150%	0.175%	0.200%	0.225%	0.250%	0.300%
Letter of Credit Fee	0.625%	0.750%	0.875%	1.000%	1.125%	1.250%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

“Financials” means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1(i) or (ii).

“Level I Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is less than or equal to 1.25 to 1.00.

“Level II Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status and (ii) the Leverage Ratio is less than or equal to 1.75 to 1.00.

“Level III Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is less than or equal to 2.25 to 1.00.

“Level IV Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, Level II Status or Level III Status and (ii) the Leverage Ratio is less than or equal to 2.75 to 1.00.

“Level V Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status and (ii) the Leverage Ratio is less than or equal to 3.25 to 1.00.

“Level VI Status” exists at any date if the Borrower has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.

“Status” means either Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status.

The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower’s Status as reflected in the then most recent Financials.  Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five (5) Business Days after the Agent has received the applicable Financials.  If the Borrower fails to deliver the Financials to the Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five (5) Business Days after such Financials are so delivered.

i